Putnam
Master
Income
Trust

ANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]





Fund highlights

* Morningstar, Inc., an independent rating agency, awarded the fund 4 out of a possible 5 stars for overall performance (based on the 3- and 5-year return) as of October 31, 1996. This places the fund among the top 22.5% of the 128 fixed-income funds rated.

* "Putnam Master Income Trust doesn't get the heart racing, but it delights the soul. . . . PMT stands out for its prudence . . . . By avoiding big losses . . . PMT has generated a solid long-term record."

                        -- Morningstar Mutual Funds, September 6, 1996

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

13     Portfolio holdings

27     Financial statements

*Morningstar ratings reflect risk-adjusted performance through 10/31/96 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, and 5-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For the 3- and 5-year performance, the fund received 4 stars. There were 128 and 83 funds rated, respectively. 22.5% of the funds in an investment category receive 4 stars. Performance for other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

A portfolio invested in U.S. high-yield, U.S. government, and international fixed-income securities once again provided shareholders of Putnam Master Income Trust with positive results during the fiscal year ended October 31, 1996. Vibrant performance by high-yield and international bonds offset the more restrained results posted by U.S. government securities during the period, demonstrating the value of diversification across a wide spectrum of the world's bond markets.

The U.S. high-yield bond market was the beneficiary of continued economic strength, and the growth-oriented companies represented in the fund's high-yield sector were among the best performing. The international bond sector's focus on core European and emerging markets also proved advantageous. Even within the less vibrant U.S. government sector, a shift in emphasis to mortgage-backed securities away from Treasuries was worthwhile.

Finally, it gives me pleasure to announce that Jin W. Ho of Putnam's High-Yield Bond Group was named to your fund's management team in September. Jin has been with Putnam since 1983.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996




Report from the Fund Managers
Neil Powers, lead manager
Jin W. Ho
D. William Kohli
Mark J. Siegel

Putnam Master Income Trust wrapped up another fiscal year on October 31, 1996, with more solid evidence that its multisector strategy is an effective one. In a year marked by fluctuating bond markets at home and abroad, your fund's ability to invest in three distinct sectors of the fixed-income market proved especially valuable.

Throughout most of the fiscal year, the U.S. economy grew at a faster-than-expected pace, triggering investor fears about inflation and weakening the performance of U.S. government securities. At the same time, international bonds generally delivered positive returns and the high-yield sector of the fixed-income market showed continued strength. In light of this environment, our strategy for fiscal 1996 was to focus on high-yield and international bonds while de-emphasizing U.S. government securities. Complete performance information appears on pages 9 and 10.

* HIGH-YIELD HOLDINGS LEAD THE CHARGE

In the fund's high-yield sector, we continued to reduce holdings in core cyclical industries -- a strategy we began in the middle of calendar 1995, when the U.S. economy began to show signs of slackening growth. Cyclical companies, such as chemical, paper, and automotive, are so called because their performance typically shadows the behavior of the economy, waxing and waning along with the pace of economic growth. Also, throughout the fiscal year, we added to the fund's holdings in growth-oriented industries, such as telecommunications -- the industry with the largest representation in this sector -- and other media such as television and radio.

In February 1996, Congress passed legislation to deregulate the telecommunications and broadcasting industries. The new law loosens restrictions on radio stations, cable television service, and long-distance telephone service. It will ultimately allow a single company to offer services in more than one of these areas; for example, a telephone company may provide cable television service. The legislation will also allow ownership of more than one service in a particular region; one company may own several radio stations in one city, for example.

Among the fund's holdings, local exchange carriers like Teleport and Brooks Fiber Properties were among the portfolio's strongest performers. These companies issue high-yield securities to help finance the construction of the fiber-optic network required to attract corporate customers and compete with larger telephone service providers. While these securities and others discussed in this report were viewed favorably during the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* PERIPHERAL EUROPEAN AND EMERGING MARKETS MAKE STRONG SHOWING

As with the high-yield sector, the fund's investments in international bonds contributed substantially to performance. While international bond markets generally delivered positive returns, we believe our emphasis on country selection and currency management allowed the fund to derive superior returns from international holdings.

[GRAPHIC WORM CHART OMITTED: MARKET SECTOR PERFORMANCE]

MARKET SECTOR PERFORMANCE

              International               U.S.
                 government        government         High-yield
Date/Year        securities        securities         securities
----------    -------------        ----------         ----------
Oct. 1995                0%                0%                 0%
Nov. 1995             0.87%             1.56%              0.47%
Dec. 1995             1.75%             3.00%              1.75%
Jan. 1996            -0.51%             3.64%              3.68%
Feb. 1996            -0.22%             1.52%              4.23%
Mar. 1996             0.03%             0.66%              3.95%
Apr. 1996            -0.18%             0.02%              4.51%
May  1996            -0.13%            -0.15%              5.36%
Jun. 1996             0.43%             1.14%              5.59%
Jul. 1996             3.20%             1.39%              6.54%
Aug. 1996             3.89%             1.17%              7.70%
Sep. 1996             3.69%             2.85%              9.55%
Oct. 1996             5.45%             5.12%             10.47%

Footnote reads:
Chart shows cumulative monthly performance of the three major sectors in which your fund invested from 10/31/95 to 10/31/96. Indexes are unmanaged and their holdings and performance will differ from those of the fund. Past performance is not indicative of future results. Sources:
International government securities, Salomon Brothers Non-U.S. World Government Bond Index; high-yield corporate bonds, First Boston High Yield Index; U.S. government securities, Lehman Brothers Government Bond Index.

We focused primarily on European government bonds in this sector. Early in the fiscal year, we emphasized bonds in higher-yielding markets, such as those of Italy and Spain, rather than core markets. Since that time, these and most other European countries have focused their efforts on reining in fiscal budgets in order to gain acceptance into the European Monetary Union (EMU), which intends to create a single currency to be used among member nations. As a result of these efforts, Italy, Spain, and Sweden have driven down both inflation and bond yields. As yields declined, the fund's holdings in these markets benefited from price appreciation.

A similar trend took place among markets in Canada and Australia. Here, yields at the outset of the fiscal period were considerably higher than those in the United States. Interest rates have fallen quite a bit since then, narrowing the yield spreads relative to U.S. Treasuries.

We increased the fund's holdings in securities in emerging markets such as Russia, which enjoyed robust gains through much of the period. Toward the end of the fiscal year, however, we made a slight reduction to the fund's emerging markets allocation.

Our currency strategy involved hedging international bonds back to the U.S. dollar in an effort to protect the fund's value from losses due to currency fluctuations. This helped protect the portfolio's value, as several European currencies declined in value against the dollar. We underweighted the yen and deutschemark and capitalized on other currency movements as European nations struggled with the stringent budgetary and growth criteria required to qualify for EMU inclusion.

[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR*]

TOP THREE HOLDINGS PER SECTOR*

HIGH-YIELD BONDS
Midland Funding Corp. 13.25%, 2006
Trump Holdings & Funding Corp. 15.5%, 2005
ICG Holdings Inc. zero %(2000, 13.5%) 2005 (STP)

FOREIGN BONDS
Italy (Government of) 9.5%, 2001
United Kingdom Treasury notes 7.75%, 2006
France Treasury bill 4.5%, 1998

U.S. GOVERNMENT OBLIGATIONS
GNMA 7.5%, 2025-2026
FNMA 8%, 2026
FNMA 7.5%, 2026

Footnote reads:
*Based on net assets as of 10/31/96. Holdings will vary over time.

* MORTGAGE-BACKED SECURITIES PLAYED KEY ROLE IN U.S. GOVERNMENT SECTOR

Just before the fiscal year's midpoint, the U.S. bond market rally came to an abrupt halt, experiencing the sharpest one-day price decline in its history. Recognizing the considerable impact this would have on the mortgage-backed securities market, we made some strategic shifts in the U.S. government sector of the portfolio. The rise in interest rates drove down the prices of mortgage-backed securities and reduced prepayment risk (because higher interest rates made mortgage refinancing less attractive to mortgage holders). At that time, we quickly swapped a considerable portion of the fund's U.S. Treasury holdings for mortgage-backed securities before the majority of the market adjusted to these changes.

The remainder of the fiscal year brought a bit more stability to the U.S. bond market, and yields on Treasuries remained within a fairly narrow range. As a result, mortgage-backed securities offered greater price appreciation and higher income than Treasuries. Toward the end of the period, as interest rates declined, we began to reduce the fund's allocation to mortgage-backed securities in order to better manage the portfolio's exposure to prepayment risk.

* CONTINUED MODERATE GROWTH EXPECTED

As the new fiscal year begins, our outlook reflects what we have seen during much of this year: moderate economic growth, low inflation, and interest rates that move within a relatively limited range. We anticipate that the sectors and securities that have served the fund well in recent months may continue to do so into the beginning of calendar 1997.

We plan to maintain the fund's considerable weighting in high-yield securities to take advantage of the atmosphere of robust corporate earnings which may allow the fund to grow in value while interest rates remain stable. Among international bond markets, we expect to continue to invest in countries whose inflation rates are declining. We will also look to take advantage of European markets as progress toward the EMU creates opportunities. If, as some economists predict, the rate of U.S. economic growth begins to slow in the coming months, interest rates will likely decline once again. For this reason, we expect to maintain a longer-than-average portfolio duration to enable the fund to participate in any corresponding price appreciation among government bonds.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Master Income Trust is designed for investors seeking high current income, consistent with preservation of capital, through a portfolio diversified among U.S. government, high-yield, and international fixed-income securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96

                                               Salomon Bros.   First
                                 Lehman Bros.    Non-U.S.     Boston
                          Market  Government   World Govt.   High-Yield
                  NAV     price   Bond Index   Bond Index      Index
------------------------------------------------------------------------
1 year          12.22%   12.08%     5.12%        5.45%         10.47%
------------------------------------------------------------------------
5 years         69.76    60.11     44.62        72.73          77.75
Annual average  11.16     9.87      7.65        11.55          12.19
------------------------------------------------------------------------
Life of Fund
(12/28/87)     155.49   113.06    112.23       109.80         168.83
Annual average  11.18     8.92      8.89         8.75          11.84
-----------------------------------------------------------------------

Footnote reads:
Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                                                            Market
                                       NAV                   price
-----------------------------------------------------------------------
1 year                               11.89%                  8.74%
-----------------------------------------------------------------------
5 years                              70.63                  58.05
Annual average                       11.28                   9.59
------------------------------------------------------------------------
Life of Fund
(12/28/87)                          151.58                 105.29
Annual average                       11.11                   8.56
------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96
-----------------------------------------------------------------------
Distributions (number)                             12
-----------------------------------------------------------------------
Income                                            $0.69
-----------------------------------------------------------------------
Total                                             $0.69
------------------------------------------------------------------------
Share value:                            NAV           Market price
-----------------------------------------------------------------------
10/31/95                              $9.04                $8.125
------------------------------------------------------------------------
10/31/96                               9.33                 8.375
-----------------------------------------------------------------------
Current return                          NAV           Market price
-----------------------------------------------------------------------
Current dividend rate1                 7.40%                 8.24%
------------------------------------------------------------------------

Footnote reads:
1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Lehman Bros. Government Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended October 31, 1996

To the Trustees and Shareholders of
Putnam Master Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Master Income Trust, including the portfolio of investments owned, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Income Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                   Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 16, 1996




Portfolio of investments owned
October 31, 1996

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (34.2%) *
PRINCIPAL AMOUNT                                                                                                        VALUE

U.S. Government Agency Mortgage Pass-Through Certificates  (22.7%)
-----------------------------------------------------------------------------------------------------------------------------
                   Federal National Mortgage Association
      $26,675,613  8s, with various due dates from June 1, 2026 to October 1, 2026                               $ 27,209,130
       23,651,855  7 1/2s, with various due dates from January 1, 2026 to July 1, 2026                             23,696,088
       15,280,487  7s, with various due dates from July 1, 2025 to February 1, 2026                                14,989,099
                   Government National Mortgage Association
          499,588  8s, September 15, 2025                                                                             501,148
       28,442,348  7 1/2s, with various due dates from June 15, 2025 to March 15, 2026                             28,531,109
           27,030  7s, Midget, February 15, 2009                                                                       27,294
       17,687,145  7s, with various due dates from November 15, 2025 to June 15, 2026                              17,344,378
                                                                                                                 ------------
                                                                                                                  112,298,246

U.S. Treasury Obligations  (11.5%)
-----------------------------------------------------------------------------------------------------------------------------
        8,690,000  U.S. Treasury Bonds 7 7/8s, February 15, 2021                                                    9,841,425
                   U.S. Treasury Notes
        1,425,000  9 1/8s, May 15, 1999                                                                             1,533,214
       18,355,000  7s, July 15, 2006                                                                               19,163,721
       10,800,000  6 1/2s, October 15, 2006                                                                        10,906,272
        7,958,000  5 3/4s, August 15, 2003                                                                          7,750,376
       12,775,000  U.S. Treasury Interest Strips zero %, May 15, 2004                                               7,968,790
                                                                                                                 ------------
                                                                                                                   57,163,798
                                                                                                                 ------------
                   Total U.S. Government and Agency Obligations  (cost $159,377,173)                            $ 169,462,044


CORPORATE BONDS AND NOTES  (33.4%)
PRINCIPAL AMOUNT                                                                                                        VALUE

Advertising  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
          $75,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                                 $ 78,000
        1,500,000  Lamar Advertising Co. sr. secd. notes 11s, 2003                                                  1,680,000
           85,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                                   84,575
          660,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                                                653,400
                                                                                                                 ------------
                                                                                                                    2,495,975

Aerospace and Defense  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
          275,000  Howmet Corp. sr. sub. notes 10s, 2003                                                              295,625
          185,000  Moog Inc. sr. sub. notes Ser. B, 10s, 2006                                                         191,475
        1,750,000  Sequa Corp. bonds 8 3/4s, 2001                                                                   1,732,500
          185,000  UNC, Inc. sr. sub. notes 11s, 2006                                                                 193,788
                                                                                                                 ------------
                                                                                                                    2,413,388

Agriculture  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
        1,994,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon Ser. B, zero %
                   (11 1/2s, 9/1/00), 2005 ++                                                                       1,286,130
        1,105,471  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003(2 double daggers)                          1,122,054
                                                                                                                 ------------
                                                                                                                    2,408,184

Airlines  (0.3%)
-----------------------------------------------------------------------------------------------------------------------------
        1,070,000  Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006                                             1,118,150

Apparel  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          850,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                      867,000

Automotive  (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          340,000  CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                                                       345,100

Automotive Parts  (0.6%)
-----------------------------------------------------------------------------------------------------------------------------
          510,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                              561,000
        1,350,000  Key Plastics Corp. sr. notes 14s, 1999                                                           1,390,500
          725,000  Lear Corp. sub. notes 9 1/2s, 2006                                                                 772,125
          395,000  Speedy Muffler King, Inc. company guaranty 10 7/8s, 2006                                           404,875
                                                                                                                 ------------
                                                                                                                    3,128,500

Banks  (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          290,000  Berkeley Federal Bank & Trust sub. deb. 12s, 2005                                                  316,100

Basic Industrial Products  (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          170,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                                      170,000
          350,000  Mettler Toledo, Inc. company guaranty 9 3/4s, 2006                                                 357,000
                                                                                                                 ------------
                                                                                                                      527,000

Broadcasting  (2.3%)
-----------------------------------------------------------------------------------------------------------------------------
          750,000  Allbritton Communications sr. sub. deb. Ser. B, 9 3/4s, 2007                                       705,000
          750,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                                750,000
          500,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero % (11.2s, 11/15/00),
                   2007 (Bermuda) ++                                                                                  322,500
          750,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon zero % (13 1/4s,
                   5/15/01), 2008 (Mexico) ++                                                                         465,000
          150,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006                                            153,000
          910,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                                          914,550
          250,000  New City Broadcasting Corp. sr. sub. notes 11 3/8s, 2003                                           275,000
          455,000  Park Broadcasting, Inc. sr. notes Ser. B, 11 3/4s, 2004                                            525,525
          480,000  Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002                                      489,600
        1,327,000  Petracom Holdings, Inc. notes stepped-coupon zero % (17 1/2s, 8/1/98), 2003 ++                   1,141,220
        1,275,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                                      1,306,875
        1,822,000  Telemedia Broadcasting Corp. 144A deb. stepped-coupon 3.8s, (16s, 6/15/99),
                   2004 ++                                                                                          1,653,465
        2,600,000  Telewest Communications PLC deb. stepped-coupon zero % (11s, 10/1/00),
                   2007 (United Kingdom) ++                                                                         1,657,500
        1,100,000  Videotron Holdings. sr. disc. notes stepped-coupon zero % (11s, 8/15/2000),
                   2005 (United Kingdom) ++                                                                           797,500
                                                                                                                 ------------
                                                                                                                   11,156,735

Building Materials  (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          600,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                                       645,750

Building Products  (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          500,000  Triangle Pacific Corp. sr. notes 10 1/2s, 2003                                                     525,000
          175,000  Waxman Industries Inc. sr. notes stepped-coupon Ser. B, zero %
                   (12 3/4s, 6/1/99), 2004 ++                                                                         125,563
                                                                                                                 ------------
                                                                                                                      650,563

Building and Construction  (1.0%)
-----------------------------------------------------------------------------------------------------------------------------
        1,250,000  Inter-City Products sr. notes 9 3/4s, 2000                                                       1,243,750
          250,000  Presley Cos. sr. notes 12 1/2s, 2001                                                               243,125
        1,500,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                                                1,507,500
        2,000,000  Terex Corp. (New) 144A sr. notes 13 3/4s, 2002                                                   2,112,500
                                                                                                                 ------------
                                                                                                                    5,106,875

Business Services  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                                      1,000,000
          120,000  Iron Mountain, Inc. sr. sub. notes 10 1/8s, 2006                                                   123,000
          110,000  Muzak, Inc. sr. notes 10s, 2003                                                                    110,000
          190,000  Outsourcing Solutions, Inc. 144A sr. sub. notes 11s. 2006                                          194,275
          270,000  Pierce Leahy Corp. 144A sr. sub. notes 11 1/8s, 2006                                               288,900
                                                                                                                 ------------
                                                                                                                    1,716,175

Cable Television  (2.2%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005                                           870,000
        1,865,000  American Telecasting, Inc. sr. disc. notes stepped-coupon zero % (14 1/2s,
                   8/15/00), 2005 ++                                                                                1,156,300
        1,200,000  Benedek Communications 144A sr. disc. notes stepped-coupon zero % (13 1/4s,
                   5/15/01), 2006 ++                                                                                  660,000
          500,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                                481,250
          930,000  Charter Communications International disc. notes stepped-coupon Ser. B,
                   zero % (14s, 3/15/01), 2007 ++                                                                     525,450
          475,000  Charter Communications International sr. notes 11 1/4s, 2006                                       482,125
        1,000,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero %
                   (11 3/4s, 12/15/00), 2005 (United Kingdom)++                                                       657,500
          800,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (13 1/2s,
                   9/30/99), 2004 (United Kingdom) ++                                                                 620,000
        2,607,389  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 (2 double daggers)                          2,372,724
          265,000  Heartland Wireless Communication, Inc.144A sr. notes 13s, 2003                                     283,550
        1,500,000  Marcus Cable Co. sr. disc. notes stepped-coupon zero % (14 1/4s,
                   6/15/00), 2005 ++                                                                                  997,500
        1,000,000  Marcus Cable Co. sr. sub. disc. notes stepped-coupon zero % (13 1/2s,
                   8/1/99), 2004 ++                                                                                   767,500
        2,285,000  UIH Australia sr. disc. notes stepped-coupon Ser. B, zero % (14s,
                   5/15/01), 2006 ++                                                                                1,199,625
                                                                                                                 ------------
                                                                                                                   11,073,524

Cellular Communications  (1.9%)
-----------------------------------------------------------------------------------------------------------------------------
        2,000,000  Cencall Communications Corp. sr. disc. notes stepped-coupon zero % (10 1/8s,
                   1/15/99), 2004 ++                                                                                1,280,000
        1,985,000  Dial Call Communication, Inc. sr. disc. notes stepped-coupon Ser. B,
                   zero % (10 1/4s, 12/15/98), 2005 ++                                                              1,240,625
        1,110,000  Intercel, Inc. sr. disc. notes stepped-coupon zero % (12s, 5/1/01), 2006 ++                        627,150
        2,635,000  Milicom International Cellular 144A sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 6/1/00), 2006 (Luxembourg) ++                                                   1,495,363
        3,350,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (11 1/2s, 9/1/98), 2003 ++                                                                2,428,750
        2,545,000  Pricellular Wireless sr. disc. notes stepped-coupon Ser. B,
                   zero % (14s, 11/15/97), 2001 ++                                                                  2,405,025
                                                                                                                 ------------
                                                                                                                    9,476,913

Chemicals  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          155,000  Freedom Chemicals, Inc. 144A sr. sub. notes 10 5/8s, 2006                                          156,744
          650,000  IMC Fertilizer Group, Inc. deb. 9.45s, 2011                                                        741,000
          275,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon zero % (13 1/2s,
                   8/15/01), 2008 ++                                                                                  161,123
          150,000  Texas Petrochemical 144A sr. sub. notes 11 1/8s, 2006                                              159,375
                                                                                                                 ------------
                                                                                                                    1,218,242

Computer Services  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
        1,010,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                             1,025,150

Conglomerates  (0.4%)
-----------------------------------------------------------------------------------------------------------------------------
          175,000  ADT Ltd. sr. sub. notes 9 1/4s, 2003                                                               184,188
          875,000  Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                                                        892,500
        1,000,000  MacAndrews & Forbes Holdings, Inc. sub. deb. 13s, 1999                                           1,000,000
                                                                                                                 ------------
                                                                                                                    2,076,688

Consumer Durable Goods  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          150,000  Rayovac Corp. 144A sr. sub. notes 10 1/4s, 2006                                                    150,750
          895,000  Remington Products Co. LLC 144A sr. sub. notes 11s, 2006                                           901,713
                                                                                                                 ------------
                                                                                                                    1,052,463

Consumer Non Durables   (--%)
-----------------------------------------------------------------------------------------------------------------------------
          145,000  E&S Holdings Corp. 144A sr. sub. notes 10 3/8s, 2006                                               148,806

Consumer Services  (0.3%)
-----------------------------------------------------------------------------------------------------------------------------
        1,360,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                                   1,462,000

Containers  (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
        2,500,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                                2,687,500
          105,000  Printpack, Inc. 144A sr. notes 10 5/8s, 2006                                                       108,413
          215,000  Printpack, Inc. 144A sr. notes 9 7/8s, 2004                                                        220,913
        1,150,000  Riverwood International company guaranty 10 7/8s, 2008                                           1,052,250
                                                                                                                 ------------
                                                                                                                    4,069,076

Electric Utilities  (1.5%)
-----------------------------------------------------------------------------------------------------------------------------
        1,125,000  El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                                                1,164,375
          125,000  Hidroelectric Pierda Aguila 144A bonds 10 5/8s, 2001 (Argentina)                                   125,156
        1,250,000  Long Island Lighting Co. deb. 9s, 2022                                                           1,248,850
          365,000  Long Island Lighting Co. refunding mtge. notes 9 5/8s, 2024                                        369,563
        4,000,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                                 4,641,480
                                                                                                                 ------------
                                                                                                                    7,549,424

Electronics  (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
        2,650,000  Amphenol Corp. sr. sub. notes 12 3/4s, 2002                                                      2,928,250
          251,815  Cirent Semiconductor 144A sr. sub. notes 10.22s, 2002                                              251,815
        1,500,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon
                   zero % (11 1/2s, 8/15/00), 2003 (Canada) ++                                                        915,000
                                                                                                                 ------------
                                                                                                                    4,095,065

Entertainment  (1.3%)
-----------------------------------------------------------------------------------------------------------------------------
        2,000,000  Six Flags Corp. sr. sub. notes stepped-coupon
                   zero % (12 1/4s, 6/15/98), 2005 ++                                                               1,800,000
          495,000  Time Warner, Inc. notes 8.18s, 2007                                                                509,380
          495,000  Time Warner, Inc. notes 8.11s, 2006                                                                503,766
        3,050,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                           3,538,000
                                                                                                                 ------------
                                                                                                                    6,351,146

Finance  (0.6%)
-----------------------------------------------------------------------------------------------------------------------------
        1,250,000  MCII Holding (USA), Inc. 144A bonds zero % (12.0s,11/15/98), 2002 ++                             1,012,500
        1,925,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                        2,040,500
                                                                                                                 ------------
                                                                                                                    3,053,000

Financial Services  (0.4%)
-----------------------------------------------------------------------------------------------------------------------------
          235,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                       237,350
          395,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                        396,975
          285,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006                                             289,275
          320,000  Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                                                  344,000
          705,000  Olympic Financial Ltd. sr. notes 13s, 2000                                                         782,550
                                                                                                                 ------------
                                                                                                                    2,050,150

Food  (0.4%)
-----------------------------------------------------------------------------------------------------------------------------
          985,000  Del Monte Corp. sub. notes 12 1/4s, 2002 (2 double daggers)                                        985,000
          830,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                                           879,800
                                                                                                                 ------------
                                                                                                                    1,864,800

Food Chains  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          780,000  Stater Brothers sr. notes 11s, 2001                                                                824,850

Food and Beverages  (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          460,000  Canandaigua Wine Co. 144A sr. sub. notes 8 3/4s, 2003                                              441,600

Gaming  (1.7%)
-----------------------------------------------------------------------------------------------------------------------------
          185,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                                      190,550
        1,000,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                                          960,000
          840,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                                       861,000
          315,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                                                        319,725
          925,000  Coast Hotels & Casino company guaranty Ser. B, 13s, 2002                                           994,375
          625,000  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003 (2 double daggers)                         612,500
          215,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                                                224,675
        1,425,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                                         1,396,500
        1,450,000  Mohegan Tribal Gaming 144A sr. secd. notes Ser. B, 13 1/2s, 2002                                 1,848,750
          850,000  Players International Inc. sr. notes 10 7/8s, 2005                                                 841,500
                                                                                                                 ------------
                                                                                                                    8,249,575

Health Care  (0.9%)
-----------------------------------------------------------------------------------------------------------------------------
        1,790,000  Columbia/HCA Healthcare med. term notes 7.58s, 2025                                              1,831,188
        1,885,000  Ivac Corp. sr. notes 9 1/4s, 2002                                                                1,908,563
          675,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                                 707,063
                                                                                                                 ------------
                                                                                                                    4,446,814

Hospital Management  (--%)
-----------------------------------------------------------------------------------------------------------------------------
          155,000  Genesis Health Ventures, Inc. 144A sr. sub. notes 9 1/4s, 2006                                     154,613

Insurance  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          750,000  American Life Holding Co. sr. sub. notes 11 1/4s, 2004                                             853,125

Lodging  (0.4%)
-----------------------------------------------------------------------------------------------------------------------------
          300,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                                                 303,000
        1,850,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                               1,803,750
                                                                                                                 ------------
                                                                                                                    2,106,750

Media  (--%)
-----------------------------------------------------------------------------------------------------------------------------
           85,000  Gray Communications System, Inc. sr. sub. notes 10 5/8s, 2006                                       85,850

Medical Management  (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          660,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                                     613,800

Medical Supplies and Devices  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          515,000  Dade International, Inc. 144A sr. sub. notes 11 1/8s, 2006                                         551,050
          500,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B, 10 3/4s, 2000                              505,000
                                                                                                                 ------------
                                                                                                                    1,056,050

Metals and Mining  (0.4%)
-----------------------------------------------------------------------------------------------------------------------------
        1,025,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                                     1,076,250
          275,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                                                         286,000
          650,000  Royal Oak Mines, Inc. 144A sr. sub. notes 11s, 2006 (Canada)                                       669,500
                                                                                                                 ------------
                                                                                                                    2,031,750

Motion Picture Distribution  (0.7%)
-----------------------------------------------------------------------------------------------------------------------------
        2,000,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                                              2,200,000
          734,400  Cinemark Mexico USA notes Ser. B, 13s, 2003 (Mexico)                                               697,680
           49,600  Cinemark Mexico USA notes Ser. D, 13s, 2003 (Mexico)                                                47,120
          605,000  Cinemark USA, Inc. 144A sr. sub. notes 9 5/8s, 2008                                                595,925
                                                                                                                 ------------
                                                                                                                    3,540,725

Networking  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
        1,785,000  CellNet Data Systems, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (13s, 6/15/00), 2005 ++                                                                   1,178,100

Office Equipment  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                       1,095,000

Oil and Gas  (1.0%)
-----------------------------------------------------------------------------------------------------------------------------
          750,000  Benton Oil & Gas Corp. sr. notes 11 5/8s, 2003                                                     825,000
          200,000  Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                                         207,500
          645,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                                      646,613
          170,000  Flores & Rucks Corp. sr. sub. notes 9 3/4s, 2006                                                   174,463
          275,000  Forcenergy, Inc. sr. sub. notes 9 1/2s, 2006                                                       279,813
          300,000  Maxus Energy Corp. notes 9 3/8s, 2003                                                              303,000
          500,000  Transamerican Refinancing Corp. 1st mtge. 16 1/2s, 2002                                            487,500
        1,950,000  Transtexas Gas Corp. sr. secd. notes 11 1/2s, 2002                                               2,067,000
                                                                                                                 ------------
                                                                                                                    4,990,889

Packaging and Containers  (--%)
-----------------------------------------------------------------------------------------------------------------------------
          170,000  US Can Corp. 144A sr. sub. notes 10 1/8s, 2006                                                     175,100

Paging  (0.6%)
-----------------------------------------------------------------------------------------------------------------------------
        1,250,000  Arch Communications Group sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/15/01), 2008 ++                                                                 687,500
        1,000,000  Mobilemedia Corp. sr. sub. notes 9 3/8s, 2007+ (In default)                                        550,000
        1,250,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon
                   zero % (15s, 2/1/00), 2005 ++                                                                      850,000
        1,150,000  Pagemart, Inc. sr. disc. notes stepped-coupon
                   zero % (12 1/4s, 11/1/98), 2003 ++                                                                 894,125
                                                                                                                 ------------
                                                                                                                    2,981,625

Paper and Forest Products  (1.4%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  APP International Finance Co. notes 11 3/4s, 2005 (Netherlands)                                  1,035,000
          640,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                                            678,400
        1,035,000  Florida Coast Paper LLC 144A 1st. mtge. 12 3/4s, 2003                                            1,115,213
        1,500,000  Gaylord Container Corp. sr. sub. deb. 12 3/4s, 2005                                              1,646,250
        1,425,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                             1,439,250
          600,000  Stone Container Corp. 1st mtge. 10 3/4s, 2002                                                      630,000
          500,000  Stone Container Corp. 144A sr. notes 11 7/8s, 2016                                                 527,500
                                                                                                                 ------------
                                                                                                                    7,071,613

Publishing  (0.6%)
-----------------------------------------------------------------------------------------------------------------------------
        1,800,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                                      1,921,500
        2,500,000  Marvel Parent Holdings, Inc. sr. secd. disc. notes zero %, 1998                                    925,000
                                                                                                                 ------------
                                                                                                                    2,846,500

Recreation  (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
          880,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                                                 616,000
          320,000  Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000 +                                            240,000
          750,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                                        736,875
        1,179,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                                           1,078,785
          500,000  Trump A.C. 1st. mtge. 11 1/4s, 2006                                                                472,500
          864,000  Trump Castle Funding notes 11 1/2s, 2000                                                           872,640
                                                                                                                 ------------
                                                                                                                    4,016,800

Restaurants  (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          700,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                                710,500

Retail  (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
        1,280,000  Brylane (L.P.) sr. sub. notes 10s, 2003                                                          1,318,400
        1,000,000  Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon
                   zero % (12s, 5/1/98), 2005 ++                                                                      830,000
          470,000  Finlay Enterprises, Inc. sr. notes 10 5/8s, 2003                                                   475,875
          480,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                                                            508,800
          625,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                         660,938
                                                                                                                 ------------
                                                                                                                    3,794,013

School Buses  (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          320,000  Blue Bird Body Co. sub. deb. Ser. B, 11 3/4s, 2002                                                 331,200

Steel  (0.3%)
-----------------------------------------------------------------------------------------------------------------------------
        1,500,000  Ispat Mexicana, S.A. 144A deb. 10 3/8s, 2001 (Mexico)                                            1,507,500

Supermarkets  (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          150,000  Ralphs Grocery Co. sr. notes 10.45s, 2004                                                          151,500
          150,000  Ralphs Grocery Co. sr. sub. notes 11s, 2005                                                        150,000
                                                                                                                 ------------
                                                                                                                      301,500

Telecommunications  (3.0%)
-----------------------------------------------------------------------------------------------------------------------------
        1,445,000  American Communication Services, Inc. sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 4/1/01), 2006 ++                                                                  751,400
          500,000  Brooks Fiber Properties sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/1/01), 2006 ++                                                                  292,500
        1,155,000  Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006                                  1,143,450
        1,322,000  GST Telecommunications, Inc. company guaranty stepped-coupon
                   zero % (13 7/8s, 15/15/00), 2005 ++                                                                717,185
          940,000  Hyperion Telecommunication sr. disc. notes stepped-coupon
                   Ser. B, zero % (13s, 4/15/01), 2003 ++                                                             578,100
          500,000  ICG Holding Inc. company guaranty stepped-coupon
                   zero % (12 1/2s, 5/1/01), 2006 ++                                                                  302,500
        4,130,000  ICG Holding Inc. sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 9/15/00), 2005 ++                                                               2,725,800
        1,000,000  Intermedia Communications of Florida, Inc. sr. disc. notes stepped-coupon
                   zero % (12 1/2s, 5/15/01), 2006 ++                                                                 610,000
        1,325,000  Intermedia Communications of Florida, Inc. sr. notes Ser. B, 13 1/2s, 2005                       1,500,563
          660,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                   zero % (11 1/2s, 2/1/01), 2006 ++                                                                  396,000
          500,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                                       420,000
        1,000,000  MFS Communications sr. disc. notes stepped-coupon
                   zero % (8 7/8s, 1/1/01), 2006 ++                                                                   707,500
        1,050,000  Nextlink Communications sr. notes 12 1/2s, 2006                                                  1,071,000
          585,000  Omnipoint Corp. 144A sr. notes 11 5/8s, 2006                                                       590,850
        1,800,000  Rogers Cantel, Inc. deb. 9 3/8s, 2008 (Canada)                                                   1,809,000
        1,930,000  Teleport Communications Group Inc. sr. disc. notes stepped-coupon
                   zero % (11 1/8s, 7/1/01), 2007 ++                                                                1,235,200
                                                                                                                 ------------
                                                                                                                   14,851,048

Telephone Services  (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
        2,300,000  Call-Net Enterprises sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 12/1/99), 2004 ++                                                               1,805,500
          545,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                                    592,688
        1,655,000  MFS Communications sr. disc. notes stepped-coupon
                   zero % (9 3/8s, 1/15/99), 2004 ++                                                                1,406,750
                                                                                                                 ------------
                                                                                                                    3,804,938

Textiles  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          145,000  Polysindo International Eka Perka company guaranty 13s, 2001 (Indonesia)                           160,225
          570,000  Polysindo International Finance company guaranty 11 3/8s, 2006 (Indonesia)                         604,200
          310,000  Reeves Industries Inc. sub. deb. 13 3/4s, 2001                                                     263,500
                                                                                                                 ------------
                                                                                                                    1,027,925

Wireless Communications  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          610,000  Paging Network, Inc. 144A sr. sub. notes 10s, 2008                                                 603,900
          310,000  Pricellular Wireless Corp. 144A sr. notes 10 3/4s, 2004                                            312,325
          150,000  Western Wireless Corp. 144A sr. sub. notes 10 1/2s, 2007                                           150,375
                                                                                                                 ------------

                                                                                                                    1,066,600
                                                                                                                 ------------
                   Total Corporate Bonds and Notes  (cost $171,128,471)                                         $ 165,618,295


FOREIGN GOVERNMENT BONDS AND NOTES  (22.1%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
AUD       4,310,000  Australia (Government of) bonds Ser. 400, 7s, 2000                                         $ 3,429,694
AUD       4,985,000  Australia (Government of) bonds Ser. 803, 9 1/2s, 2003                                       4,416,572
CAD       2,540,000  Canada (Government of) deb. Ser. A-76, 9s, 2025                                              2,338,295
CAD       9,362,000  Canada (Government of) deb. 8 3/4s, 2005                                                     8,142,968
CAD       4,745,000  Canada (Government of) bonds 7s, 2006                                                        3,693,628
DKK      38,690,000  Denmark (Government of) bonds 8s, 2003                                                       7,246,163
DKK      26,205,000  Denmark (Government of) bonds 7s, 2004                                                       4,606,751
FRF       9,900,000  France (Government of) OAT deb. 6s, 2025                                                     1,729,114
FRF      28,200,000  France Treasury bill 7s, 2000                                                                5,965,459
FRF      42,980,000  France Treasury bill 4 1/2s, 1998                                                            8,488,137
DEM       3,820,000  Germany (Federal Republic of) bonds Ser. 96, 6 1/4s, 2006                                    2,559,249
DEM       8,940,000  Germany (Federal Republic of) bonds 7 3/8s, 2005                                             6,434,091
DEM       4,790,000  Germany (Federal Republic of) bonds Ser. 118, 5 1/4s, 2001                                   3,216,999
ITL  16,435,000,000  Italy (Government of) bonds 9 1/2s, 2001                                                    11,633,292
USD         270,000  Morocco (Government of) bonds 6.437s, 2009                                                     213,638
USD       4,056,000  Russia (Government of) principal loans 8s, 2020 ##(2 double dgers)                           2,164,890
USD         960,000  Russia (Government of) interest notes 8s, 2015 ##(2 double ggers)                              633,000
ESP     273,000,000  Spain (Government of) deb. 10.1s, 2001                                                       2,379,121
SEK      31,200,000  Sweden (Government of) bonds 10 1/4s, 2000                                                   5,353,678
DEM       3,000,000  Treuhandanstalt (Germany Republic of) 7 1/8s, 2003                                           2,143,281
GBP       1,270,000  United Kingdom Conversion stock 9s, 2000                                                     2,186,372
GBP       4,820,000  United Kingdom Treasury bonds 8 1/2s, 2007                                                   8,297,884
GBP         790,000  United Kingdom Treasury bonds 6 3/4s, 2004                                                   1,225,507
GBP       6,740,000  United Kingdom Treasury notes 7 3/4s, 2006                                                  11,031,126
                                                                                                               ------------
                   Total Foreign Government Bonds and Notes  (cost $106,367,411)                              $ 109,528,909

BRADY BONDS  (2.5%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
       $4,939,000  Argentina (Republic of) FRB Ser. L-D, 6.4375s, 2023                                            $ 3,549,906
          886,900  Argentina (Republic of) FRN 6.625s, 2005                                                           727,258
        3,703,000  Brazil (Republic of) notes 6.50s, 2024                                                           2,717,076
        1,643,109  Brazil (Republic of) bond 6.88s, 2014                                                            1,125,530
          972,000  Ecuador (Government of) FRN 6.50s, 2025                                                            639,090
        1,675,000  United Mexican States deb. Ser. B, 6 1/4s, 2019                                                  1,170,406
        1,112,000  United Mexican States bonds 11 1/2s, 2026                                                        1,103,660
        1,750,000  Venezuela (Government of) FRN Ser. DL, 6.625s, 2007                                              1,432,813
                                                                                                                 ------------
                   Total Brady Bonds  (cost $12,130,164)                                                         $ 12,465,739

PREFERRED STOCKS  (1.6%) *
NUMBER OF SHARES                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
            3,127  Alliance Gaming Corp. Ser. B, $15.00 pfd.                                                        $ 290,811
           11,249  Cablevision Systems Ser. M, $11.125 dep. shs. pfd.                                               1,029,284
           25,300  California Federal Bank Ser. B, $10.625 exch. pfd.                                               2,726,075
           13,965  Diva Systems Corp. Ser. C, $6.00 pfd.                                                              122,194
            8,206  K-III Communications $3.85 pfd.                                                                    812,394
              685  Paxson Communications Corp. $12.50 pfd.                                                            654,175
           29,400  SDW Hldgs Corp. 144A $3.50 pfd.                                                                    852,600
            1,545  Time Warner, Inc. 144A Ser. K, $10.25 pfd.                                                       1,645,425
                                                                                                                 ------------
                   Total Preferred Stocks  (cost $7,912,741)                                                      $ 8,132,958

COMMON STOCKS  (1.1%) *
NUMBER OF SHARES                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
              570  Applause Enterprises, Inc. (acquired 10/4/90, cost $64,125) +(double dagger)                       $ 1,710
            2,625  Axia Holding Corp. 144A +                                                                          131,250
           29,974  Computervision Corp. +                                                                             269,766
           21,960  Conseco Inc.                                                                                     1,174,860
           25,000  Exide Corp.                                                                                        650,000
           48,625  Gaylord Container Corp. +                                                                          364,688
           57,441  Grand Union Co. (acquired 7/15/92, cost $3,250,000)(double dagger)+                                387,727
            4,148  IFINT Diversified Holdings 144A +                                                                  203,771
              671  PMI Holdings Corp. +                                                                               147,620
              480  Premium Holdings L.P. 144A +                                                                        11,995
          100,386  PSF Holdings LLC Class A                                                                         1,706,562
           20,000  Southdown, Inc.                                                                                    547,500
            2,055  Southland Corp. +                                                                                    5,780
           15,000  Specialty Foods Corp. +                                                                              7,500
            4,000  Terex Corp. Rights (expiration date, 5/15/2002) +                                                    8,000
                                                                                                                 ------------
                   Total Common Stocks  (cost $9,148,054)                                                         $ 5,618,729

ASSET-BACKED SECURITIES  (1.0%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
       $1,611,000  Chemical Master Credit Card Trust Ser. 95-2, Class A, 6.23s, 2003                              $ 1,605,958
        3,315,000  Sears Credit Account Master Trust Ser. 95-5, Class A, 6.05s, 2004                                3,217,605
                                                                                                                 ------------
                   Total Asset-Backed Securities  (cost $4,963,274)                                               $ 4,823,563

UNITS  (0.9%) *
NUMBER OF UNITS                                                                                                         VALUE
-----------------------------------------------------------------------------------------------------------------------------
              150  Celcaribe S.A. 144A units stepped-coupon zero % (13 1/2s, 3/15/98), 2004 ++                    $ 1,635,000
              690  Diva Systems Corp. 144A units stepped-coupon zero % (13s, 5/15/01), 2006 ++                        393,300
              850  Fitzgerald Gaming Co. units 13s, 2002                                                              646,000
              760  Interact Systems, Inc. 144A units stepped-coupon zero % (14s, 8/1/99), 2003 ++                     516,800
              450  International Wireless Communications 144A units zero %, 2001                                      245,250
              600  RSL Communications, Ltd. 144A units 12 1/4s, 2006                                                  601,500
            1,030  Wireless One Inc. units stepped-coupon zero % (13 1/2s, 8/1/01), 2006 ++                           543,325
                                                                                                                 ------------
                   Total Units  (cost $4,313,851)                                                                 $ 4,581,175

CONVERTIBLE BONDS AND NOTES  (0.7%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
         $550,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                                   $ 334,125
          234,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-coupon
                   zero % (13 7/8s, 15/15/00), 2005                                                                   217,620
          280,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                                     226,450
          185,000  National Semiconductor Corp. 144A cv. deb. 6 1/2s, 2002                                            173,669
        1,486,000  Pricellular Wireless Corp. 144A cv. sub. notes stepped-coupon
                   zero % (10 3/4s, 8/15/00) 2004 ++                                                                1,411,700
          675,000  Protection One Alarm cv. sr. sub. notes 6 3/4s, 2003                                               645,453
          280,000  VLSI Technology, Inc. cv. sub. notes 8 1/4s, 2005                                                  264,600
                                                                                                                 ------------
                   Total Convertible Bonds and Notes  (cost $2,686,278)                                           $ 3,273,617

CONVERTIBLE PREFERRED STOCKS  (0.6%) *
NUMBER OF SHARES                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
           28,404  Cablevision Systems Corp. Ser. H, $11.75 cv. pfd.                                              $ 2,726,784
            5,450  Granite Broadcasting $1.938 cv. pfd.                                                               327,000
                                                                                                                 ------------
                   Total Convertible Preferred Stocks  (cost $3,009,753)                                          $ 3,053,784

PURCHASED OPTIONS OUTSTANDING  (0.3%) *(cost $793,612)


                                                                                                 EXPIRATION DATE/
NUMBER OF CONTRACTS                                                                                 STRIKE PRICE        VALUE
-----------------------------------------------------------------------------------------------------------------------------
JPY    1,986,000,000  Japanese Government bonds Futures Contracts (Call)                            Nov 96/117.5   $1,390,444

WARRANTS  (0.2%) *+                                                                                   EXPIRATION
NUMBER OF WARRANTS                                                                                          DATE        VALUE
-----------------------------------------------------------------------------------------------------------------------------
           40,000  Becker Gaming Corp. 144A                                                             11/15/00     $ 10,000
            3,165  Casino America, Inc.                                                                 11/15/96          317
            7,140  Cellnet Data Systems                                                                  6/15/00      214,200
            2,100  County Seat Holdings, Inc.                                                           10/15/98           21
            1,399  Grand Union Co. Ser. 1 (acquired 10/6/93, cost $560)(double dagger)                   6/16/00          420
            2,799  Grand Union Co. Ser. 2 (acquired 10/6/93, cost $280)(double dagger)                   6/16/00          112
              940  Hyperion Telecommunications 144A                                                      4/15/01       42,300
           75,000  Insight Communications Co. 144A                                                       3/31/98      187,500
            8,514  Intelcom Group 144A                                                                  10/15/05      131,967
            1,325  Intermedia Communications 144A                                                        6/1/00        66,250
            4,101  Louisiana Casino Cruises, Inc. 144A                                                   12/1/98       58,439
            5,290  Pagemart, Inc. 144A                                                                  12/31/03       43,643
            2,000  Petracom Holdings, Inc. 144A                                                          8/1/05        14,250
            4,238  President Riverboat Casinos, Inc.                                                     9/30/99        2,967
            2,940  SDW Hldgs Corp. Ser. B 144A                                                          12/15/06       38,220
              275  Sterling Chemicals Holdings                                                           8/15/08        8,250
               31  Telemedia Broadcasting Corp. 144A                                                     4/1/04        23,295
            9,660  UCC Investor Holding, Inc. (acquired 3/16/94, cost $125,580)(double dagger)          10/31/99      125,580
               36  Wright Medical Technology, Inc. 144A                                                  6/30/03        4,625
                                                                                                                 ------------
                   Total Warrants  (cost $858,258)                                                                  $ 972,356

SHORT-TERM INVESTMENTS  (2.0%) *(cost $10,001,531)
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
      $10,000,000  Interest in $356,650,000 joint repurchase agreement dated October 31,
                   1996 with Morgan (J.P.) & Co., Inc. due November 1, 1996 with respect to various U.S. Treasury obligations -- maturity value of $10,001,531 for an
                   effective yield of 5.51%                                                                      $ 10,001,531
-----------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $492,690,571)***                                                     $ 498,923,144
-----------------------------------------------------------------------------------------------------------------------------

*                  Percentages indicated are based on net assets of $495,724,285.

*** The aggregate identified cost on a tax basis is $494,115,856, resulting in gross unrealized appreciation and depreciation of $13,543,185 and $8,735,897, respectively, or net unrealized appreciation of $4,807,288.

+                  Non-income-producing security.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(double dagger)    Restricted, excluding 144A securities, as to public resale.
                   The total market value of restricted securities held at
                   October 31, 1996 $515,549 or 0.1% of net assets.

(2 double daggers) Income may be received in cash or additional securities at the discretion of the issuer.

##                 When-issued securities (Note 1).

                   144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                   The rate shown on FRB and FRN are the current interest rates shown at October 31, 1996, which are subject to change based on the terms of the security.


-------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 1996
(aggregate face value $70,225,802)
                                                                            Unrealized
                           Market     Aggregate Face          Delivery    Appreciation/
                            Value              Value              Date   (Depreciation)
-------------------------------------------------------------------------------------------------
British Pounds         $4,414,743         $4,431,997          12/18/96         $17,254
Canadian Dollars        8,645,113          8,566,736          12/18/96         (78,377)
Danish Krone            8,750,654          8,850,707          12/18/96         100,053
Deutschemarks           5,782,342          5,863,519          12/18/96          81,177
French Francs           8,973,311          9,142,447          12/18/96         169,136
Italian Lira            4,657,980          4,651,643          12/18/96          (6,337)
Japanese Yen            7,783,022          8,097,501          12/18/96         314,479
Swedish Krona           1,958,859          1,952,420          12/18/96          (6,439)
Swiss Francs           18,543,642         18,668,832          12/18/96         125,190
-------------------------------------------------------------------------------------------------
                                                                              $716,136
-------------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 1996
(aggregate face value $83,693,416)
                                                                            Unrealized
                           Market    Aggregate Face           Delivery    Appreciation/
                            Value             Value               Date   (Depreciation)
-------------------------------------------------------------------------------------------------
Australian Dollars       $611,138           $608,015          12/18/96          $3,123
Deutschemarks          37,107,279         37,324,604          12/18/96        (217,325)
Ecuadorian Sucre           68,837             68,974          12/18/96            (137)
French Francs           7,768,408          7,886,166          12/18/96        (117,758)
Italian Lira            2,517,762          2,510,920          12/18/96           6,842
Japanese Yen           30,394,831         32,026,577          12/18/96      (1,631,746)
Spanish Peseta          3,178,500          3,146,376          12/18/96          32,124
Swedish Krona             122,425            121,784          12/18/96             641
-------------------------------------------------------------------------------------------------
                                                                           $(1,924,236)
-------------------------------------------------------------------------------------------------
TBA Sale Commitments at October 31, 1996
(proceeds receivable $15,902,973)

Agency           Principal Amount     Delivery Month       Coupon Rate           Value
-------------------------------------------------------------------------------------------------
FNMA                   $3,107,000                Nov               8.0%     $3,169,141
FNMA                    7,958,000                Nov               7.5%      7,972,881
GNMA                    4,754,000                Nov               7.5%      4,768,832
-------------------------------------------------------------------------------------------------
                                                                           $15,910,854
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statement of assets and liabilities
October 31, 1996

Assets
-----------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $492,690,571)(Note 1)                     $498,923,144
-----------------------------------------------------------------------------------------------------------
Cash                                                                                              4,609,081
-----------------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                                 8,397,293
-----------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                   38,630,528
-----------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                      960,157
-----------------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                                  2,659,831
-----------------------------------------------------------------------------------------------------------
Total assets                                                                                    554,180,034

Liabilities
-----------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                             3,054,670
-----------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                 34,538,269
-----------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                        937,327
-----------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                           76,268
-----------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                           122
-----------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                          2,846
-----------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                       2,168,263
-----------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                     1,667,432
-----------------------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $15,902,973)                                 15,910,854
-----------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                               99,698
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                                                58,455,749
-----------------------------------------------------------------------------------------------------------
Net Assets                                                                                     $495,724,285

Represented by
-----------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                                $485,523,998
-----------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                        (1,034,382)
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investmentsand foreign currency transactions (Note 1)            6,206,763
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in foreign currencies       5,027,906
-----------------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding                       $495,724,285

Computation of net asset value
-----------------------------------------------------------------------------------------------------------
Net asset value per share ($495,724,285 divided by 53,147,249 shares)                                 $9.33
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of operations
Year ended October 31, 1996

Investment income:
-----------------------------------------------------------------------------------------------------------------
Interest (net of foreign tax of $143,675)                                                             $39,567,003
-----------------------------------------------------------------------------------------------------------------
Dividends                                                                                               1,090,794
-----------------------------------------------------------------------------------------------------------------
Total investment income                                                                                40,657,797
-----------------------------------------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                        3,647,975
-----------------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                            609,072
-----------------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                          16,794
-----------------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                            8,672
-----------------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                                    77,877
-----------------------------------------------------------------------------------------------------------------
Registration fees                                                                                             450
-----------------------------------------------------------------------------------------------------------------
Auditing                                                                                                   66,494
-----------------------------------------------------------------------------------------------------------------
Legal                                                                                                      23,527
-----------------------------------------------------------------------------------------------------------------
Postage                                                                                                    97,441
-----------------------------------------------------------------------------------------------------------------
Exchange listing fees                                                                                      48,410
-----------------------------------------------------------------------------------------------------------------
Other                                                                                                       1,972
-----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                          4,598,684
-----------------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                                (79,886)
-----------------------------------------------------------------------------------------------------------------
Net expenses                                                                                            4,518,798
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  36,138,999
-----------------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                       18,096,840
-----------------------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                                      127,030
-----------------------------------------------------------------------------------------------------------------
Net realized loss foreign currency transactions                                                           (25,759)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign currencies during the year               112,608
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, written options, and TBA sale commitments during the year  (2,578,483)
-----------------------------------------------------------------------------------------------------------------
Net gain on investments                                                                                15,732,236
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                  $51,871,235
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statement of changes in net assets

                                                                                   Year ended October 31
                                                                            ---------------------------------
                                                                                   1996                  1995
-------------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                                                       $36,138,999           $37,218,565
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      18,198,111            (1,497,838)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                    (2,465,875)           22,757,028
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         51,871,235            58,477,755
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------
From net investment income                                                  (36,742,441)          (34,122,774)
-------------------------------------------------------------------------------------------------------------
Return of capital                                                                    --            (2,693,488)
-------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                            (1,318,283)             (507,361)
-------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                 13,810,511            21,154,132
-------------------------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------------------
Beginning of year                                                           481,913,774           460,759,642
-------------------------------------------------------------------------------------------------------------
End of year (including distribuitons in excess of net investment
income of $1,034,382 and $2,654,955, respectively)                         $495,724,285          $481,913,774
-------------------------------------------------------------------------------------------------------------
Number of fund shares
-------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                      53,311,249            53,375,649
-------------------------------------------------------------------------------------------------------------
Shares liquidated (Note 4)                                                     (164,000)              (64,400)
-------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                            53,147,249            53,311,249
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements






Financial highlights
(For a share outstanding throughout the period)

                                                                       ----------------------------------------------------
                                                                                         Year ended October 31
                                                                       ----------------------------------------------------
                                                                             1996                 1995                 1994
                                                                       ----------------------------------------------------
Net asset value, beginning of year                                          $9.04                $8.63                $9.62
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .68                  .68                  .74
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .30                  .42                 (.88)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .98                 1.10                 (.14)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.69)                (.64)                (.52)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --                 (.08)
---------------------------------------------------------------------------------------------------------------------------
Return of capital                                                              --                 (.05)                (.25)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.69)                (.69)                (.85)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $9.33                $9.04                $8.63
---------------------------------------------------------------------------------------------------------------------------
Market value, end of year                                                  $8.375               $8.125                $7.88
---------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (%)(a)                              12.08                14.16                (1.92)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                   $495,724             $481,914             $460,760
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .95                 1.02                  .95
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     7.43                 7.98                 7.33
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                280.38               290.44               201.95
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                     ----------------------------------------------------
                                                                             1993                 1992
                                                                     ----------------------------------------------------
Net asset value, beginning of year                                          $9.15                $8.80
-------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .73                  .77
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .61                  .51
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.34                 1.28
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.73)                (.77)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                           (.14)                  --
-------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                 (.10)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                              --                 (.06)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.87)                (.93)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $9.62                $9.15
-------------------------------------------------------------------------------------------------------------------------
Market value, end of year                                                   $8.88                $8.63
-------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (%)(a)                              13.27                14.34
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                   $513,316             $488,266
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .92                  .95
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     7.76                 8.59
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                132.24               221.30
-------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital. The fund intends to diversify its investments among the following three sectors of the fixed-income securities market: a U.S. government sector, consisting of debt obligations of the U.S. government, its agencies and instrumentalities and related options, futures and repurchase agreements; a high-yield sector, consisting of high yielding, lower-rated U.S. corporate fixed income securities; and an international sector, consisting of obligations of foreign governments, their agencies and instrumentalities and other fixed-income securities denominated in foreign currencies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though , as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include losses on wash sale transactions, realized and unrealized gains and losses on forward foreign currency contracts, currency gains and losses on foreign bonds, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1996, the fund reclassified $2,224,015 to decrease distributions in excess of net investment income and $137,697 to increase paid-in-capital, with a decrease to accumulated net realized gain on investments of $2,361,712. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $950 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $79,886 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of these assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Note 3
Purchase and sales of securities

During the year ended October 31, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $596,762,555 and $599,851,943, respectively. Purchases and sales of U.S. government obligations aggregated $712,018,913 and $722,210,602, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                           Contract        Premiums
                           Amounts         Received
----------------------------------------------------
Written options
outstanding at
beginning of year       $11,100,000       $   47,730
----------------------------------------------------
Options opened           24,400,000           79,300
----------------------------------------------------
Options expired         (35,500,000)        (127,030)
----------------------------------------------------
Written options
outstanding at
end of year             $        --       $       --
----------------------------------------------------

Note 4
Share repurchase program

In November, 1994, the Trustees authorized the fund to repurchase up to 2,650,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interests of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended October 31, 1996, the fund repurchased 164,000 shares for $1,318,283, which reflects a discount from net asset value of $176,109 or 11.83%.



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.

The Fund has designated 2.90% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.



Results of October 3, 1996 shareholder meeting

A meeting of shareholders of the fund was held on October 3, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                           Votes
                             Votes for                    withheld

Jameson Adkins Baxter        46,459,451                    831,370
Hans H. Estin                46,479,181                    811,640
John A. Hill                 46,524,773                    766,048
R.J. Jackson                 46,479,107                    811,714
Elizabeth T. Kennan          46,465,236                    825,585
Lawrence J. Lasser           46,458,178                    832,643
Robert E. Patterson          46,493,221                    797,600
Donald S. Perkins            46,467,926                    822,895
William F. Pounds            46,445,396                    845,425
George Putnam                46,466,828                    823,993
George Putnam, III           46,479,581                    811,240
Eli Shapiro                  46,325,167                    965,654
A.J.C. Smith                 46,473,853                    816,968
W. Nicholas Thorndike        46,435,352                    855,469

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 46,390,625 votes for, and 417,254 votes against, with 482,942 abstentions and broker non-votes.

A proposal to approve or disapprove the conversion of the Fund from closed-end to open-end status and to authorize certain related amendments to the Agreement and Declaration of Trust was disapproved as follows: 6,021,349 votes for, 20,370,943 votes against, with 20,898,529 abstentions and broker non-votes.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Neil H. Powers
Vice President and Fund Manager

Jin W. Ho
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Mark J. Siegel
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29208-072                                        12/96